EXHIBIT 10.3

                     SECOND AMENDMENT TO
            AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of May 16, 2002, is by and among PEEBLES INC., a Virginia corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (each a "Lender" and, collectively, the "Lenders"), and FLEET CAPITAL CORPORATION (as assignee of Fleet National Bank, successor to Fleet Bank, N.A.), as agent (the "Agent") for the Lenders.

                    W I T N E S S E T H:

      WHEREAS, Borrower, the Lenders and Agent have entered into an Amended and Restated Credit Agreement dated as of June 29, 1998 and a First Amendment and Consent to Amended and Restated Credit Agreement dated as of October 30, 2001 (as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") in which the Lenders have provided Loans and other credit facilities to the Borrower; and

      WHEREAS, Borrower has requested that the Agent and Lenders amend the Credit Agreement in certain respects as set forth herein and the Agent and Lenders are agreeable to the same, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

      2.   Amendment to Credit Agreement.  Section 10 of the
Credit  Agreement is, as of the Effective Date  (as  defined
below),  hereby  amended  by  amending  and  restating   the
following definition in its entirety:

     " "Expiry Date" shall mean July 31, 2003."

     3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

          (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

          (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

          (d) The Borrower's execution, delivery and performance of this Amendment and the transactions contemplated hereby do not and will not violate its Articles of Incorporation or By-laws, any material law, rule, regulation, order, writ, judgment, decree or award applicable to it or any material contractual provision to which it is a party or to which it or any of its property is subject.

          (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment, as applicable.

          (f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

     4.  Conditions to Effectiveness of Amendment. This
Amendment shall become effective on the date (the "Effective
Date") each of the following conditions precedent is satisfied:

     (a) Execution and Delivery of Amendment. The Borrower, the Agent, and the Lenders shall have executed and delivered this Amendment.

        (b) Representations and Warranties. The representations and warranties of the Borrower and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents, as applicable, shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

     (c) No Defaults. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

      (d) Officer's Certificate. The Borrower shall have duly executed and delivered to the Agent a certificate of an officer of the Borrower dated as of the Effective Date in the form of Exhibit A attached hereto.

      (e) Reaffirmation of Guaranty. The Agent shall have received a Reaffirmation of Guaranty dated as of the Effective Date in the form of Exhibit B attached hereto duly executed by each Guarantor.

      (f) Other Matters. The Agent shall have received such other instruments and documents as the Agent or the Required Lenders may reasonably request in connection with the execution of this Amendment, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Agent.

     5. Miscellaneous. The parties hereto hereby further agree as follows:

     (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

     (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

     (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

     (d)     Integration.   This Amendment  and  the  Credit
Agreement   (as  amended  hereby)  constitute   the   entire
agreement among the parties hereto with respect to the subject matter hereof.

     (e)    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY,  AND  CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH,  THE
INTERNAL  LAWS  AND  DECISIONS OF  THE  STATE  OF  NEW  YORK
(WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

     (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Agent and the Lenders and their respective successors and permitted assigns.

     (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 11.01 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section
12.12 of the Credit Agreement.

                  [signature pages follow]



     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first written above.



                                        PEEBLES INC.


     By:___________________________

     Name:________________________

     Title:_________________________




                                  FLEET CAPITAL CORPORATION,
                                  Individually and as Agent


     By:___________________________

     Name:________________________

     Title:_________________________



                                    VAN KAMPEN AMERICAN
                                 CAPITAL PRIME RATE INCOME TRUST


     By:___________________________

     Name:________________________

     Title:_________________________



                                   PILGRIM AMERICA
                                   PRIME RATE TRUST


     By:___________________________

     Name:________________________

     Title:_________________________



                                        AMSOUTH BANK


     By:___________________________

     Name:________________________

     Title:_________________________



                                       SUNTRUST BANK, ATLANTA


     By:___________________________

     Name:________________________

     Title:_________________________





                                        UPS CAPITAL CORPORATION


    By:___________________________

    Name:________________________

    Title:_________________________









                          EXHIBIT A

                    OFFICER'S CERTIFICATE


          The undersigned, E. Randolph Lail, hereby certifies that he is the duly elected Senior Vice President-Financial, Chief Financial Officer, Secretary and Treasurer of Peebles Inc., a Virginia corporation (the "Borrower"), and pursuant to that certain Second Amendment to Amended and Restated Credit Agreement dated as of May __, 2002 (the Amendment") by and among the Borrower, Fleet Capital Corporation, as Agent, and the financial institutions party thereto as lenders (capitalized terms used herein shall, unless otherwise defined herein, have the meaning provided in the Amendment), hereby further certifies as follows:

          1.   No  Default  or  Event of Default  under  the
Credit Agreement (as amended by the Amendment) has occurred and is continuing as of the date hereof.

          2. After giving effect to the Amendment, the representations and warranties of the Borrower contained in the Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

          3. The conditions of Section 4 of the Amendment have been fully satisfied.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and delivered as of May
__, 2002.

                                   PEEBLES INC.




                                   By:
                                        E. Randolph Lail
                                        Senior          Vice
                                        President-Financial,
                                        CFO,  Secretary  and
                                        Treasurer











                          EXHIBIT B

                  REAFFIRMATION OF GUARANTY


      Each of the undersigned acknowledges receipt of the Second Amendment to Amended and Restated Credit Agreement (the "Amendment"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment) dated as of May __, 2002, by and among Peebles, Inc., Fleet Capital Corporation, as agent, and the financial institutions party thereto as Lenders, consents to such Amendment and each of the transactions referenced in the Amendment and hereby reaffirms its obligations under the Guaranties, as applicable.

Dated as of May __, 2002.


PHC RETAIL HOLDING COMPANY    IRA A. WATSON CO.

By:                           By:
_____________________________ _____________________________
_____                         _____
Name:                         Name:
_____________________________ _____________________________
___                           ___
Title:                        Title:
_____________________________ _____________________________
____                          ____